Debt	12 Months Ended
Sep. 30, 2018
Debt Disclosure [Abstract]
Debt

3. Debt.

The Company had no long-term debt outstanding at September 30, 2018 and September 30, 2017. On January 30, 2015, the Company entered into a $25 million, five year, revolving credit agreement with Wells Fargo Bank, N.A. and assumed and refinanced $5.1 million then outstanding. As of September 30, 2018, we had no outstanding debt borrowed on this revolver, $3,043,000 in commitments under letters of credit and $21,957,000 available for additional borrowings. The letter of credit fee is 1% and the applicable interest rate on borrowings would have been 3.242% on September 30, 2018.

The credit agreement contains certain conditions, affirmative financial covenants and negative covenants including limitations on paying cash dividends. The Company was in compliance with all of its loan covenants as of September 30, 2018.